TARGET ASSET ALLOCATION FUNDS
Target Growth Allocation Fund

Supplement dated March 12, 2013 to the
Summary Prospectus, Prospectus and Statement of Additional Information
each dated September 28, 2012

Marsico Capital Management, LLC (“Marsico”) is currently one of the subadvisers to the Target Growth Allocation Fund (the “Fund”), a series of Target Asset Allocation Funds (the “Trust”). The Fund’s other subadvisers are Eagle Asset Management, Inc., EARNEST Partners, LLC, Epoch Investment Partners, Inc, Hotchkis and Wiley Capital Management, LLC, LSV Asset Management, Massachusetts Financial Services Company (“MFS”), NFJ Investment Group LLC, Thornburg Investment Management, Inc. and Vaughan Nelson Investment Management, L.P. Marsico is one of the two subadvisers to the portion of the Fund’s assets that is allocated to equities (asset class) and growth-oriented, focusing on large-cap stocks (primary investment type/style).

Shareholders of the Fund as of January 22, 2013 (the “Record Date”) have been asked to vote at a special meeting to be held on April 19, 2013, or at any adjournment thereof, on a proposal to reorganize the Fund into Prudential Jennison Equity Income Fund (“Equity Fund”), a series of Prudential Investment Portfolios, Inc. 10 (the “Reorganization”). If the Reorganization is approved, Fund shareholders will become shareholders of the Equity Fund. If the Reorganization is not approved, then the Fund will continue to operate in accordance with its current investment objective and strategy.

At the March 7, 2013 meeting of the Board of Trustees of the Trust, it was determined that if shareholders do not approve the proposed Reorganization, Marsico will no longer serve as a subadviser for the Fund effective as of a date to be determined, which is expected to occur during the second quarter of 2013 (the “transition date”). Under such circumstances, MFS is expected to manage all of the Fund’s assets that are allocated to equities (asset class) and growth-oriented, focusing on large-cap stocks (primary investment type/style). Allocation of assets between or among subadvisers is subject to change in the sole discretion of the Manager.

All references in the Trust’s Prospectus, Summary Prospectus and SAI to Marsico will be deleted as of the transition date, if the proposed Reorganization is not approved and implemented, unless such disclosure is otherwise required.

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